SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013 (January 29, 2013)

COPANO ENERGY, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Smith Street, Suite 2300 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

Merger Agreement

On January 29, 2013, Copano Energy, L.L.C., a Delaware limited liability company (“Copano”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (“KMP”), together with Javelina Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of KMP (“Merger Sub”) and Kinder Morgan G.P., Inc., a Delaware corporation and the general partner of KMP (“KMP GP”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Copano (the “Merger”), with Copano continuing its existence under Delaware law as the surviving entity in the Merger.  Upon the completion of the Merger, Copano will be a direct, wholly owned subsidiary of KMP.  The board of directors of Copano and the managing member of Merger Sub have approved the Merger Agreement, and the board of directors of Copano has agreed to submit the Merger Agreement to a vote of the Copano unitholders and to recommend that the unitholders adopt the Merger Agreement.

At the effective time of the Merger, each common unit of Copano (each, a “Common Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the effective time of the Merger (excluding securities of Copano that are owned immediately prior to the effective time by Copano, KMP or Merger Sub, which will be canceled and will cease to exist) will be converted into the right to receive 0.4563 common units of KMP (“KMP Units”) (the “Merger Consideration”).

In connection with the Merger, each option to purchase Common Units (each, a “Copano Option”) that is outstanding and unexercised immediately prior to the effective time (whether or not then vested or exercisable) will be deemed net exercised as of immediately prior to the effective time for that number of whole Common Units equal to, rounded down to the nearest whole unit, (i) the number of Common Units subject to such Copano Option immediately prior to the effective time minus (ii) the number of whole and partial (computed to the nearest four decimal places) Common Units with a fair market value as of immediately prior to the effective time equal to the aggregate exercise price of such Copano Option.

Each Copano unit appreciation right (each, a “Copano UAR”) that is outstanding and unexercised immediately prior to the effective time (whether or not then vested or exercisable) will be deemed net exercised for that number of whole Common Units equal to, rounded down to the nearest whole unit, (i) the number of Common Units subject to such Copano UAR immediately prior to the effective time minus (ii) the number of whole and partial (computed to the nearest four decimal places) Common Units with a fair market value as of immediately prior to the effective time equal to the aggregate exercise price of such Copano UAR.

Each phantom Common Unit (each, a “Phantom Unit”) that is outstanding immediately prior to the effective time will vest in full (in the case of performance-based Phantom Units, based on a target earned percentage of 100%) and the restrictions with respect to such Phantom Units will lapse, and each Common Unit deemed to be issued in settlement thereof will be converted into the right to receive the Merger Consideration.  In addition, any tandem distribution equivalent rights payable with respect to each Phantom Unit that vests in connection with the Merger will vest in full and become immediately payable in cash.

Each award of restricted Common Units (each, a “Restricted Unit”) that is outstanding immediately prior to the effective time will vest in full and the restrictions with respect thereto will lapse, and each Restricted Unit will be treated as an issued and outstanding Common Unit and will be converted into the right to receive the Merger Consideration.

Copano has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations.  However, the board of directors of Copano may, subject to certain conditions, change its recommendation in favor of the adoption of the Merger Agreement if, in connection with the receipt of an alternative proposal, it determines in good faith, after consultation with outside counsel, that the failure to effect such a change in recommendation would be reasonably likely to be inconsistent with its fiduciary duties or if, in connection with a material event or circumstance that arises or occurs after the date of the Merger Agreement and that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that the exercise of its fiduciary duties would so require.

The completion of the Merger is subject to satisfaction or waiver of customary closing conditions, including:  (i) approval of the Merger Agreement by Copano’s unitholders, (ii) approval for listing of the KMP Units issuable as part of the Merger Consideration on the New York Stock Exchange, (iii) there being no law or injunction prohibiting the consummation of the Merger, (iv) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) the effectiveness of a registration statement on Form S-4, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vii) compliance by the other party in all material respects with its covenants, (viii) the receipt by KMP of an opinion to the effect that for U.S. federal income tax purposes (A) neither KMP, KMP GP nor Merger Sub will recognize any income or gain as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Internal Revenue Code of 1986, as amended (the “Code”)), (B) no gain or loss will be recognized by holders of KMP Units as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code), and (C) at least 90% of the combined gross income of each of Copano and KMP for the most recent four complete calendar quarters ending before the closing date of the Merger for which the necessary financial information is available is from sources treated as “qualifying income” within the meaning of Section 7704(d) of the Code, (ix) the receipt by Copano of an opinion to the effect that for U.S. federal income tax purposes, subject to certain exceptions, (A) Copano will not recognize any income or gain as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code), and (B) no gain or loss will be recognized by holders of Common Units as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code), and (x) the conversion of (A) 12,897,029 Series A convertible preferred units (the “Series A Preferred Units”) outstanding as of the date of the Merger Agreement into an aggregate of 14,186,731 Common Units and (B) any Series A Preferred Units

issued as part of a distribution in kind after the date of the Merger Agreement into a number of Common Units equal to the product of 110% and the number of Series A Preferred Units so issued.

Copano and KMP have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of Copano’s and KMP’s respective businesses between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including certain specified actions which may be necessary to obtain approval of the Merger under the HSR Act.  Pursuant to the terms of the Merger Agreement, Copano and KMP have agreed to (including to cause their respective subsidiaries to) use their reasonable best efforts to resolve any objections that a governmental authority may assert under antitrust laws with respect to the Merger, and to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any governmental authority with respect to the Merger, in each case, so as to enable the closing of the Merger to occur as promptly as practicable and in any event no later than on the first anniversary of the date of the Merger Agreement.  Notwithstanding the foregoing, KMP is not required to commit to any dispositions or holdings separate of, and/or limitations or restrictions on, its or Copano’s businesses, operations or assets unless the following conditions are satisfied: (1) any such dispositions of, or limitations on, are, individually and in the aggregate, immaterial to the businesses, operations and/or assets of Copano, KMP or their respective subsidiaries (provided that, in the case of KMP and its subsidiaries, for purposes of determining whether a business, operation or asset is immaterial, it shall be assumed that KMP and its subsidiaries are of equivalent size to the current size of Copano and its subsidiaries, in each case taken as a whole) and (2) the effect of any such dispositions, holdings separate, limitations and/or restrictions would not, individually or in the aggregate, reasonably be expected to result in a loss (other than an immaterial loss) of the reasonably expected benefits to KMP of the Merger.

The Merger Agreement contains certain termination rights for both Copano and KMP.  The Merger Agreement further provides that, upon termination of the Merger Agreement, under certain circumstances, Copano may be required to pay KMP a termination fee equal to $115 million.  In addition, if the Merger Agreement is terminated as a result of the parties’ failure to obtain approval of the Merger under the HSR Act, KMP may be required to pay Copano a termination fee equal to $75 million.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference.  The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Copano, KMP or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates.  The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Copano, KMP or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Copano’s public disclosures.

Voting Agreement

In connection with the Merger, on January 29, 2013, Copano, together with KMP and KMP GP, entered into a voting agreement with TPG Copenhagen, L.P. (“TPG”) (the “Voting Agreement”) pursuant to which TPG has agreed, among other things and subject to the terms of the Voting Agreement, to (i) vote all of its Series A Preferred Units and Common Units in favor of the approval and adoption of the Merger Agreement and the Merger and (ii) convert its Series A Preferred Units to Common Units effective immediately prior to the effective time of the Merger.

The Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference.  The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Voting Agreement and is qualified in its entirety by the terms and conditions of the Voting Agreement. It is not intended to provide any other factual information about Copano, KMP, TPG or their respective subsidiaries and affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1

Agreement and Plan of Merger, dated as of January 29, 2013, by and among Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc., Javelina Merger Sub LLC and Copano Energy, L.L.C. (schedules omitted pursuant to Item 601(b)(2) of Regulation S-K)

	10.1	Voting Agreement, dated as of January 29, 2013, by and among Copano Energy, L.L.C., Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc., and TPG Copenhagen, L.P.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

KMP plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction.  KMP and Copano plan to file with the SEC and Copano plans to mail to its unitholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about KMP, Copano, the transaction and related matters.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by KMP and Copano through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the investor relations department of KMP or Copano at the following:

	KMP	Copano

Address:	1001 Louisiana Street, Suite 1000	1200 Smith Street, Suite 2300
	Houston, Texas 77002	Houston, Texas 77002
	Attention: Investor Relations	Attention: Investor Relations
Phone:	(713) 369-9490	(713) 621-9547
E-mail:	kmp_ir@kindermorgan.com	ir@copano.com

PARTICIPANTS IN THE SOLICITATION

KMP and Copano, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  Information regarding the directors and executive officers of KMP’s general partner and Kinder Morgan Management, LLC, the delegate of KMP’s general partner, is contained in KMP’s Form 10-K for the year ended December 31, 2011, which has been filed with the SEC.  Information regarding Copano’s directors and executive officers is contained in Copano’s Form 10-K for the year ended December 31, 2011 and its proxy statement filed on April 5, 2012, which are filed with the SEC.  A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between KMP and Copano, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about KMP or Copano management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the ability of KMP to successfully integrate Copano’s operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; price volatility and market demand for natural gas and natural gas liquids; higher construction costs or project delays due to inflation, limited availability of required resources or the effects of environmental, legal or other uncertainties; the ability of the combined company to continue to obtain new sources of natural gas supply; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attract new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; the effects of government regulations and policies and of the pace of deregulation of retail natural gas; national, international, regional and local economic or competitive conditions and developments; capital and credit markets conditions; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather, alternative energy sources, conservation and technological advances that may affect price trends and demand; business and regulatory or legal decisions; the timing and success of business development efforts; acts of nature, accidents, sabotage, terrorism or other similar acts causing damage greater than the insurance coverage limits of the combined company; and the other factors and financial, operational and legal risks or uncertainties described in KMP’s and Copano’s Annual Reports on Form 10-K for the year ended December 31, 2011 and their most recent quarterly report filed with the SEC.  KMP and Copano disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2013

COPANO ENERGY, L.L.C.

	By:	/s/ Douglas L. Lawing
		Name:	Douglas L. Lawing
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of January 29, 2013, by and among Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc., Javelina Merger Sub LLC and Copano Energy, L.L.C. (schedules omitted pursuant to Item 601(b)(2) of Regulation S-K)

10.1	Voting Agreement, dated as of January 29, 2013, by and among Copano Energy, L.L.C., Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc., Copano Energy, L.L.C. and TPG Copenhagen, L.P.